EXHIBIT 99.2
90-92 Main Street, P.O. Box 58
Wellsboro, PA 16901
Phone: (570) 724-3411 Fax: (570) 723-8097
E-Mail: cnemail@cnbankpa.com Web Page: http://www.cnbankpa.com
Stock Symbol: CZNC
Chartered 1864
FEDERAL DEPOSIT INSURANCE CORP
QUARTERLY REPORT
December 31, 2007
Dear Shareholder:
     As we reflect on the past year, we are excited about new programs, initiatives for product and earnings enhancement and customer service delivery planned for 2008. Although we were not direct participants in the subprime mortgage disaster, we have experienced some indirect effects through the downgrading of some of the insurers of municipal bonds we hold in our portfolio and the market’s general down grading of credits on corporate bonds even when the underlying companies are strong. Those effects are reflected in the $8.4 million drop in the net unrealized losses on available-for-sale securities from the end of last year. We and our advisors believe these issues to be temporary and should not present lasting effects to our balance sheet.
     We ended the year with an increase in quarterly net income and improved loan quality. During 2007, we completed the Citizens Trust Company merger; and implemented computer conversions for both Citizens Trust and First State Bank. Over the last 4 months of 2007, we had a reduction in force of nearly 10% without degrading our service delivery. We have also implemented several cost saving and revenue enhancement initiatives that should result in significant bottom line improvement for coming years.
     During the past year, we upgraded our Internet Banking product, began offering Remote Deposit Capture for our commercial clients saving them time and money, converted all of our offices to remote capture thus reducing the need for two daily courier runs, converted to full Check 21 compliance and began the conversion from expensive frame relay lines to broadband VPN communications for our branch network.
     We are certainly not pleased with our annual Return on Average Assets and Return on Average Equity given our historical performance. However, as evidenced by our improved earnings in the 4th quarter of 2007, we have set in place processes to begin bringing our performance numbers back to the high performance levels we have experienced in the past. We believe the long-range prospects for your company to be bright. We have the talented and committed people to make it happen.
Craig G. Litchfield
Chairman, President & CEO

CITIZENS & NORTHERN CORPORATION
BOARD OF DIRECTORS
Craig G. Litchfield            Chairman of the Board

Dennis F. Beardslee	Edward L. Learn
R. Robert DeCamp	Raymond R. Mattie
Jan E. Fisher	Edward H. Owlett, III
R. Bruce Haner	Leonard Simpson
Susan E. Hartley	James E. Towner
Karl W. Kroeck	Ann M. Tyler
Leo F. Lambert	Charles H. Updegraff Jr.
CITIZENS & NORTHERN BANK
OFFICES

428 S. Main Street, ATHENS, PA 18810	570-888-2291
111 Main Street, DUSHORE, PA 18614	570-928-8124
Main Street, EAST SMITHFIELD, PA 18817	570-596-3131
104 Main Street, ELKLAND, PA 16920	814-258-5111
230-232 Railroad Street, JERSEY SHORE, PA 17740	570-398-4555
102 E. Main Street, KNOXVILLE, PA 16928	814-326-4151
Main Street, LAPORTE, PA 18626	570-946-4011
Main Street, LIBERTY, PA 16930	570-324-2331
1085 S. Main Street, MANSFIELD, PA 16933	570-662-1111
RR 2 Box 3036, MONROETON, PA 18832	570-265-2157
3461 Rte.405 Highway, MUNCY, PA 17756	570-546-6666
Thompson Street, RALSTON, PA 17763	570-995-5421
1827 Elmira Street, SAYRE, PA 18840	570-888-2220
2 E. Mountain Ave., SO. WILLIAMSPORT, PA 17702	570-601-3016
41 Main Street, TIOGA, PA 16946	570-835-5236
428 Main Street, TOWANDA, PA18848	570-265-6171
Court House Square, TROY, PA 16947	570-297-2159
90-92 Main Street, WELLSBORO, PA 16901	570-724-3411
130 Court Street, WILLIAMSPORT, PA 17701	570-320-0100
1510 Dewey Ave., WILLIAMSPORT, PA 17702	570-323-9305
Route 6, WYSOX, PA 18854	570-265-9148
TRUST & FINANCIAL MANAGEMENT GROUP

90-92 Main Street, Wellsboro, PA 16901	800-487-8784
428 Main Street, Towanda, PA 18848	888-987-8784
503 N. Elmira Street, Sayre, PA 18840	888-760-8192
130 Court Street, Williamsport, PA 17701	570-601-6000

ACCOUNT SERVICES - 90-92 Main St., Wellsboro, PA 16901	800-726-2265
BANKCARD SERVICES - 10 Nichols St., Wellsboro PA 16901	800-676-6639
CASH MANAGEMENT / INTERNET BANKING — 10 Nichols St., Wellsboro, PA 16901	570-724-0266
www.cnbankpa.com
FUNDS MANAGEMENT — 10 Nichols St., Wellsboro, PA 16901	800-577-9397
www.fmt@cnbankpa.com
C&N FINANCIAL SERVICES CORPORATION — 90-92 Main Street, Wellsboro, PA	866-ASK-CNFS
www.cnfinancialservices.com
CITIZENS TRUST COMPANY
a Division of Citizens & Northern Bank
OFFICES

10 N Main Street, COUDERSPORT, PA 16915	814-274-9150
135 East Fourth Street, EMPORIUM, PA 15834	814-486-1112
100 Maple Street, PORT ALLEGANY, PA 16743	814-642-2571
www.citizenstrustcompany.com
FIRST STATE BANK
OFFICES

3 Main Street, CANISTEO, NY 14823	607-698-4295
6250 County Route 64, HORNELL, NY 14843	607-324-4081
www.fsbcanisteo.com

CONSOLIDATED STATEMENT OF INCOME
(In Thousands, Except Per Share Data) (Unaudited)

	4TH	3RD	4TH	YEAR ENDED
	QUARTER	QUARTER	QUARTER	DECEMBER
	2007	2007	2006	2007	2006
	(Current)	(Prior Qtr)	(Prior Yr)	(Current)	(Prior Yr)

Interest and Dividend Income	$18,228	$18,058	$16,463	$70,221	$64,462
Interest Expense	8,679	8,551	8,097	33,909	30,774

Interest Margin	9,549	9,507	8,366	36,312	33,688
Provision for Loan Losses	300	—	181	529	672

Interest Margin After Provision for Loan Losses	9,249	9,507	8,185	35,783	33,016
Other Income	2,831	2,877	2,385	10,440	8,310
Gains/Losses on Available-for-Sale Securities, Net	206	(68)	796	127	5,046
Other Expenses	8,156	8,691	8,155	33,283	31,614

Income Before Income Tax Provision	4,130	3,625	3,211	13,067	14,758
Income Tax Provision	948	777	517	2,643	2,772

NET INCOME	$3,182	$2,848	$2,694	$10,424	$11,986

PER SHARE DATA (*):
Net Income — Basic	$0.35	$0.32	$0.32	$1.19	$1.42
Net Income — Diluted	$0.35	$0.32	$0.32	$1.19	$1.42
Dividend Per Share	$0.24	$0.24	$0.24	$0.96	$0.96
Number Shares Used in Computation — Basic	8,979,035	8,986,822	8,374,349	8,784,134	8,422,495
Number Shares Used in Computation — Diluted	8,986,248	8,994,805	8,394,570	8,795,366	8,448,169
CONSOLIDATED BALANCE SHEET
(In Thousands, Except Per Share Data) (Unaudited)

	DEC. 31,	SEPT. 30	DEC. 31,
	2007	2007	2006
ASSETS
Cash & Due from Banks	$31,661	$21,853	$27,159
Trading Securities	2,980	2,515	—
Available-for-Sale Securities	432,755	344,310	356,665
Loans, Net	727,082	737,408	679,300
Intangible Assets	13,410	13,606	3,145
Other Assets	75,858	75,339	61,099

TOTAL ASSETS	$1,283,746	$1,195,031	$1,127,368

LIABILITIES
Deposits	$838,503	$827,389	$760,349
Repo Sweep Accounts	35,678	39,829	29,258

Total Deposits and Repo Sweeps	874,181	867,218	789,607
Borrowed Funds	264,454	177,467	199,182
Other Liabilities	7,330	9,963	8,691

TOTAL LIABILITIES	1,145,965	1,054,648	997,480

SHAREHOLDERS’ EQUITY
Shareholders’ Equity, Excluding Accumulated Other Comprehensive Income/Loss	144,838	143,674	129,275
Accumulated Other Comprehensive Income/ Loss:
Net Unrealized Gains/Losses on Available-for-Sale Securities	(6,654)	(2,130)	1,794
Defined Benefit Plans Adjustment, Net	(403)	(1,161)	(1,181)

TOTAL SHAREHOLDERS’ EQUITY	137,781	140,383	129,888

TOTAL LIABILITIES & SHAREHOLDERS’ EQUITY	$1,283,746	$1,195,031	$1,127,368

CONSOLIDATED FINANCIAL HIGHLIGHTS
(In Thousands, Except Per Share Data) (Unaudited)

	YEAR ENDED		%
	DECEMBER		INCREASE
	2007	2006	(DECREASE)
EARNINGS PERFORMANCE
Net Income	$10,424	$11,986	-13.03%
Return on Average Assets	0.88%	1.06%	-16.98%
Return on Average Equity	7.52%	9.14%	-17.72%

BALANCE SHEET HIGHLIGHTS
Total Assets	$1,283,746	$1,127,368	13.87%
Available-for-Sale Securities	432,755	356,665	21.33%
Loans (Net)	727,082	679,300	7.03%
Allowance for Loan Losses	8,859	8,201	8.02%
Deposits and Repo Sweep Accounts	874,181	789,607	10.71%

Trust Assets Under Management	659,193	517,775	27.31%

SHAREHOLDERS’ VALUE (PER SHARE) (*)
Net Income — Basic	$1.19	$1.42	-16.20%
Net Income — Diluted	$1.19	$1.42	-16.20%
Dividends	$0.96	$0.96	0.00%
Book Value	$15.34	$15.51	-1.10%
Tangible Book Value	$13.85	$15.13	-8.46%
Market Value (Last Trade)	$17.63	$22.00	-19.86%
Market Value / Book Value	114.93%	141.84%	-18.98%
Market Value / Tangible Book Value	127.29%	145.41%	-12.46%
Price Earnings Multiple	14.82	15.49	-4.33%
Dividend Yield	5.45%	4.36%	25.00%

SAFETY AND SOUNDNESS
Tangible Equity / Tangible Assets	9.79%	11.27%	-13.13%
Nonperforming Assets / Total Assets	0.41%	0.75%	-45.33%
Allowance for Loan Losses / Total Loans	1.20%	1.19%	0.84%
Risk Based Capital Ratio	16.48%	17.97%	-8.29%

AVERAGE BALANCES
Average Assets	$1,179,198	$1,134,689	3.92%
Average Equity	138,664	131,082	5.78%

(*)	For purposes of per share calculations, the number of outstanding shares has been retroactively adjusted for the effects of 1% stock dividends issued in January 2008 and 2007.